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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) _June 1, 2010 (May 27, 2010)

STRATECO RESOURCES INC
 (Exact name of small business issuer as specified in its charter)

Québec, Canada	049942	N/A
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

1225 Gay-Lussac Street, Boucherville, Québec, J4B 7KI (450) 641-0775
(Address and telephone number of registrant's principal executive offices and principal place of business

N/A
(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 (b) Changes in Registrant’s Certifying Accountant.

As of May, 27, 2010, the Registrant engaged PricewaterhouseCoopers, LLP, (“PricewaterhouseCoopers”), an independent registered public accounting firm, as the new principal accountant to audit the registrant’ financial statements. During the two most recent fiscal years and through May 27, 2010, the Registrant has not consulted with PricewaterhouseCoopers regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATECO RESOURCES INC.

(Registrant)

Date: June 1, 2010

/s/ Guy Hébert
_____________________________________
(Signature) Guy Hébert, President and CEO